Supplement dated September 28, 2016 to the

PNC Small Cap Index Fund Summary Prospectus

PNC Mid Cap Index Fund Summary Prospectus

PNC Mid Cap Fund Summary Prospectus

each dated September 28, 2016, as supplemented

PNC Small Cap Index Fund

PNC Mid Cap Index Fund

PNC Mid Cap Fund

This Supplement provides new and additional information beyond that contained in the above-mentioned prospectuses and summary prospectuses for the above-listed funds and should be read in conjunction with those documents.

On August 23, 2016, the Board of Trustees of PNC Funds approved plans of liquidation for each of PNC Small Cap Index Fund, PNC Mid Cap Index Fund, and PNC Mid Cap Fund (collectively, the “Funds”). The liquidation of PNC Mid Cap Fund is expected to take place on or about October 31, 2016 and the liquidations of the PNC Small Cap Index Fund and PNC Mid Cap Index Fund are expected to take place on or about December 31, 2016 (each a “Liquidation Date”).  Effective September 9, 2016, the Funds’ shares are no longer be available for purchase by new investors.

The proceeds per share to each shareholder on the Liquidation Date will be the net asset value per share of the relevant class of shares of such Fund after all expenses and liabilities of the Fund have been paid or otherwise provided for. For federal income tax purposes, the receipt of liquidation proceeds will generally be treated as a taxable event and may result in a gain or loss for federal income tax purposes.  At any time prior to the Liquidation Date, shareholders of the Funds may redeem or, subject to investment minimums and other restrictions on exchanges, exchange their shares of the Funds pursuant to the procedures set forth under “Purchasing, Exchanging and Redeeming Fund Shares” in the Funds’ Prospectuses.

Please contact PNC Funds at 1-800-622-FUND (3863) with any requests for additional information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE